SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  December 5, 2005


                            AMS HEALTH SCIENCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  OKLAHOMA                         001-13343                   73-1323256
----------------                ----------------              ---------------
(State or other                 (Commission File              (IRS Employer
 jurisdiction of                    Number)                   Identification
 incorporation)                                                   Number)


                   711 NE 39th Street, Oklahoma City, OK   73105
               -----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 5.02. Departure of Directors or Principal Officers; Appointment of
           Principal Officers.

     On December 5, 2005, Harland Stonecipher, Director of AMS Health Sciences, Inc., resigned his position effective immediately. On December 6, 2005, Reggie Cook, Director and Chief Financial Officer of AMS Health Sciences, Inc., resigned his positions effective immediately.

     AMS Health Sciences, Inc. is currently in the process of an executive search for a CFO replacement. Until that time, Robin Jacob will act as interim CFO. Ms. Jacob is currently the Controller of AMS Health Sciences, Inc., a position she has held for the past four years.

Item 9.01. Financial Statements and Exhibits

         (c)   Exhibits

99.1     Press release dated December 9, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         AMS HEALTH SCIENCES, INC.

                                              JOHN W. HAIL
                                         By:  John W. Hail
                                              Chief Executive Officer
Date:  December 9, 2005


                             EXHIBIT INDEX

Exhibit
  No.           Description                       Method of Filing
  ---           -----------                       ----------------

99.1   Press release dated December 9, 2005    Filed herewith electronically